Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ANCHOR BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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September 16, 2011

Dear Shareholder:

You are cordially invited to attend the first annual meeting of shareholders of Anchor Bancorp to be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 19, 2011 at 10:00 a.m., local time.

The notice of annual meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Anchor Bancorp, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Jerald L. Shaw

Jerald L. Shaw
President and Chief Executive Officer

ANCHOR BANCORP
601 WOODLAND SQUARE LOOP SE
LACEY, WASHINGTON 98503
(360) 491-2250

NOTICE OF FIRST ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 19, 2011

Notice is hereby given that the first annual meeting of shareholders of Anchor Bancorp will be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 19, 2011, at 10:00 a.m., local time, for the following purposes:

Proposal 1.	Election of eight directors of Anchor Bancorp

Proposal 2.	Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2012

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 6, 2011 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eileen Sterling

EILEEN STERLING
SECRETARY

Lacey, Washington
September 16, 2011

 IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
ANCHOR BANCORP
601 WOODLAND SQUARE LOOP SE
LACEY, WASHINGTON 98503
(360) 491-2250

 FIRST ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 19, 2011

The Board of Directors of Anchor Bancorp is using this proxy statement to solicit proxies from our shareholders for use at our first annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 16, 2011.

The information provided in this proxy statement relates to Anchor Bancorp and its wholly-owned subsidiary, Anchor Bank.  References to “we,” “us” and “our” refer to Anchor Bancorp and, as the context requires, Anchor Bank.

 INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:      Wednesday, October 19, 2011
Time:	10:00 a.m., local time
Place:	Lacey Community Center, 6729 Pacific Avenue SE, Lacey, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of eight directors of Anchor Bancorp

Proposal 2.	Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2012

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on October 19, 2011

Our Proxy Statement and 2011 Annual Report to Shareholders are available at
http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4220185&GKP=1073745745. The following materials are available for review:

•	Proxy statement;
•	Proxy card; and
•	2011 Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.ci.lacey.wa.us/city-government/city-departments/parks-and-recreation/parks-and-facilities/community-buildings/lacey-community-center/community-center-getting-there

Who is Entitled to Vote?

We have fixed the close of business on September 6, 2011 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Anchor Bancorp’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Anchor Bancorp common stock you own, unless you own more than 10% of Anchor Bancorp’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of Anchor Bancorp’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On September 6, 2011, there were 2,550,000 shares of Anchor Bancorp common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of Anchor Bancorp common stock are held in your name.  If you are a beneficial owner of Anchor Bancorp common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Anchor Bancorp common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Anchor Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our director nominees and “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposal to ratify the appointment of our independent auditor described in this proxy statement is considered a discretionary item under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).  The proposal to elect directors is considered a non-discretionary item; therefore, you must provide instructions to your broker in order to have your shares voted in the election of directors.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Anchor Bancorp Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Anchor Bancorp common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Anchor Bancorp common stock held in the ESOP will be voted by trustee in the same proportion as shares for which the trustee has received voting instructions.  Allocated shares for which proper voting instructions are not received shall be voted by the trustee in the manner directed by the administrator.  The administrator of the ESOP is The Newport Group.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Anchor Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Anchor Bancorp common stock.  Accordingly, the eight nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of the Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2012 requires the affirmative vote of a majority of the outstanding shares present in person or by proxy at the annual meeting.  Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.  Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;
•	notifying the Secretary of Anchor Bancorp in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 6, 2011, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Anchor Bancorp’s common stock other than directors and executive officers;

•	each director and director nominee of Anchor Bancorp;

•	each executive officer of Anchor Bancorp or Anchor Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Anchor Bancorp and Anchor Bank as a group.

Persons and groups who beneficially own in excess of five percent of Anchor Bancorp’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Anchor Bancorp’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

As of the voting record date, there were 2,550,000 shares of Anchor Bancorp common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned		Outstanding (%)

Beneficial Owners of More Than 5%

Bradley Louis Radoff	180,000	(1)	7.10
1177 West Loop South, Suite 1625
Houston, Texas 77027

Stieven Financial Investors, L.P. and	200,000	(2)	7.84
Stieven Financial Offshore Investors, Ltd.
12412 Powerscourt Drive, Suite 250
St. Louis, Missouri 63131

(Table continues on following page)

	Number of Shares		Percent of Shares
Name	Beneficially Owned		Outstanding (%)

Directors

James A. Boora	1,000		*
William K. Foster	10,000		*
Dennis C. Morrisette	1,000	(3)	*
Robert D. Ruecker	15,500	(4)	*
Jerald L. Shaw	15,000	(5)	*
Douglas A. Kay	1,000	(3)	*
George W. Donovan	10,000	(6)	*
Terri L. Degner	10,000	(3)	*

Named Executive Officers Who Are Not Directors

Gregory A. Schultz	500	(3)	*

All Executive Officers and Directors as a Group (9 persons)	64,000		2.51
_____________
*	Less than one percent of shares outstanding.
(1)	According to a Schedule 13G filed with the SEC on February 18, 2011, Mr. Radoff has sole voting and dispositive power over the shares reported.
(2)
According to a Schedule 13G filed with the SEC on February 10, 2011, Stieven Financial Investors, L.P. (“SFI”) and Stieven Capital GP, LLC (“SFIGP”), the general partner of SFI, have shared voting and dispositive power over 168,000 shares. Stieven Financial Offshore Investors, Ltd. (“SFOI”) has shared voting and dispositive power over 32,000 shares.. Stieven Capital Advisors, L.P. (“SCA”), which serves as investment manager to SFI and SFOI, Stieven Capital Advisors GP, LLC (“SCAGP”), which serves as the general partner of SCA, Joseph A. Stieven, as managing member of SCAGP and SFIGP and CEO of SCA, Stephen L. Covington, as managing director of SCA, and Daniel M. Ellefson, as managing director of SCA, each report shared voting and dispositive power over 200,000 shares.

(3)	Held jointly with spouse.
(4)	Shares are held in individual retirement account (“IRA”).
(5)	Includes 9,500 shares held jointly with spouse, 849 shares held in IRA, 3,245 shares held in spouse’s IRA and 1,406 shares held by Shaw Family LLC.
(6)	Includes 4,000 shares held jointly with spouse, 4,000 shares held by William M. Donovan Trust as to which Mr. Donovan is trustee, as well as 2,000 shares held for his minor children.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of eight members.  The eight members of the Board are the initial directors of Anchor Bancorp, each of whose term as initial director expires at the annual meeting in accordance with Washington law.  In accordance with our Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Eight directors, whose names appear in the following table, have been nominated to stand for election and if elected, will serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.  Each member of our Board of Directors is also a member of the Board of Directors of Anchor Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of all nominees named below.

	Age as of	Year First Elected or	Term to
Name	June 30, 2011	Appointed Director (1)	Expire (2)

Board Nominees

Douglas A. Kay	55	1991	2012
George W. Donovan	56	1998	2012
Terri L. Degner	48	2007	2012
James A. Boora	65	1988	2013
William K. Foster	60	1990	2013
Dennis C. Morrisette	66	1998	2013
Robert D. Ruecker	62	1984	2014
Jerald L. Shaw	65	1990	2014
______________
(1)	Includes prior service on the Board of Directors of Anchor Bank.
(2)	Assuming election.

Set forth below is the principal occupation of each nominee for director.  All nominees have held their present positions for at least five years unless otherwise indicated.

Douglas A. Kay is a self-employed Certified Public Accountant and Certified Fraud Examiner, and is Accredited in Business Valuation, specializing in accounting, consulting, business valuation, litigation support and fraud investigation.  Prior to that, he was employed by the public accounting firm of McSwain and Company, PS from 2004 to 2006.  Mr. Kay brings valuable insight to Board discussions of the financial condition of large borrowers.  Over the course of his career, he has been closely involved in the creation, review and analysis of financial statements of different size companies in widely diverse industries.  Currently working primarily in Thurston County, he is ideally positioned to provide referrals to us in markets where we foresee valuable growth.  As chairman of the Audit Committee, Mr. Kay provides professional oversight to the internal and external audit processes of Anchor Bank.  Mr. Kay is active with a number of local youth sports organizations including Trinity Youth Sport, the YMCA and Black Hills Youth Baseball.

George W. Donovan is the Secretary and Treasurer of Barrier West, Inc., a trucking and heavy equipment provider, a position he has held since 1992.  He has also served as President of Geo Dan Land, Inc. since 1993.  Mr. Donovan brings an understanding of entrepreneurial endeavors to our board.  Mr. Donovan’s accomplishments include working on the general partners management team which was able to acquire, staff and restart a local paper mill operation.  This activity transferred ownership from a multi-national corporation to local ownership and retained approximately 250 jobs.  The mill recently shut down after 18 years of operation.  He also manages two separate corporations that provided support services crucial to the operation of the paper mill and now leases equipment for logging, construction and oil support services.  Mr. Donovan also brings years of experience as a land developer.  These experiences have allowed him to develop expertise in all facets of management and to provide valuable input to our business planning.  Mr. Donovan serves as an assistant coach to the Aberdeen High School Softball program and is on the board of directors of the Grays Harbor Community Foundation, serving on their Grants Committee.

Terri L. Degner is the Executive Vice President, Chief Financial Officer and Treasurer of Anchor Bank, positions she has held since 2004.  She has also served in those capacities for Anchor Bancorp since its formation in September 2008.  Prior to serving as Executive Vice President, Chief Financial Officer and Treasurer, Ms. Degner has served Anchor Bank in a variety of capacities since 1990, including as Senior Vice President and Controller from 1994 to 2004.  Ms. Degner has been in banking since high school.  She has worked in multiple lending positions in various size institutions.  Since 1990, she has held a variety of positions in the finance area of Anchor Bank.  Ms. Degner demonstrated her determination to succeed when she worked full time in Anchor’s Accounting Department and commuted 60 miles to evening classes at St. Martin’s College where she received her Bachelor’s Degree in Accounting.  At the same time she worked full days and met all expectations for performance.  In 2000, she graduated from the Pacific

Coast Banking School at the University of Washington in the top 10% of her class and her thesis was published in the University’s library.  She has become the management expert on issues ranging from information technology to asset-liability management.  Ms. Degner also serves on the board of directors and finance committee of NeighborWorks of Grays Harbor.

James A. Boora served as President and Chief Executive Officer of Anchor Bank from 1989 until his retirement in April 2006.  Prior to that, he served Anchor Bank and its predecessor, Aberdeen Federal Savings and Loan Association, in a variety of capacities since 1971.  Mr. Boora has over 35 years’ experience in banking.  Much of Mr. Boora’s experience prior to becoming President and Chief Executive Officer of Anchor Bank revolved around data processing.  He provides valuable input to discussions about the proper role of technology in today’s banking environment.  His involvement in charitable and fraternal organizations also helps us fulfill our Community Reinvestment Act obligations.  He served as chairman of the Washington Financial League, chairman of the Washington Community Reinvestment Association and is a member and past president of the Aberdeen Rotary Club.  Mr. Boora is active in a number of other organizations in the local community and serves on the board of directors of the Grays Harbor College Foundation and the Aberdeen Senior Center.

William K. Foster is a principal and architect with Street Lundgren & Foster Architects, a firm with which he has been affiliated for 35 years.  The knowledge of problem solving and planning skills he has gained through his architectural practice support the strategic planing efforts of Anchor Bank.  Mr. Foster brings insight to our Board of Directors on current trends in the construction industry which, when combined with more than 30 years’ experience as an architect, assists us in our review of new and existing construction projects financed by Anchor Bank.  He has actively participated in building “green” projects in southwest Washington.  The ability of Anchor Bank to tap his familiarity with local codes and planning efforts enhances Anchor’s ability to assess the viability of proposed projects and current facilities as well as to liaison with city and county government agencies.  He is involved in the Aberdeen Lions Club, is on the board of directors of NeighborWorks of Grays Harbor and is the Chairman of the Montesano Planning Commission.

Dennis C. Morrisette is the retired sheriff of Grays Harbor County, a position he held from 1979 to 1998.  In addition, he served as the Interim City Manager for the City of Ocean Shores from February until June 2008, the County Commissioner for Grays Harbor from 2001 until 2004 and the Grays Harbor Community Hospital Development Director for 2001.  Mr. Morrisette adds robust public relations capability to the Board.  As the City Manager of Ocean Shores, Washington, Mr. Morrisette filled a vacant position during a time of unprecedented upheaval and was an effective leader.  He also brings unique political perspective to Board deliberations because of his background as a public servant.  Having managed large entities with sizeable budgets, he understands the conflicting demands faced by Anchor Bank managers and often provides valuable guidance in that regard.  Mr. Morrisette serves on the board of directors of Grays Harbor Community Hospital as Vice Chairman and is Chairman of the Planning Committee.  He also serves as Chairman of the Advisory Committee of the Aberdeen Senior Center.

Robert D. Ruecker is Human Resources Coordinator for Westport Shipyard, a position he has held since August 2008.  Prior to that, he served as the Human Resources Director for Grays Harbor Paper, L.P., a business papers manufacturer, from September 2000 until June 2007.  He worked for many years in his family’s hardware business, and ran the business upon his parents’ retirement.  Subsequent to that time, he became a regional sales manager for Verizon Wireless where he oversaw the capture of number one industry market share for his region.  More recently, Mr. Ruecker has assumed duties as human resource director for manufacturing companies located in our operating area.  He provides insight into current and proposed legislation.  Mr. Ruecker brings nearly 40 years’ worth of multi-level management experience to our Board.  Currently, he volunteers for Rebuilding Together.  He was also the past president of Grays Harbor Chamber of Commerce and the Grays Harbor YMCA.

Jerald L. Shaw is the President and Chief Executive Officer of Anchor Bank, positions he has held since July 2006.  He has also served in those capacities for Anchor Bancorp since its formation in September 2008.  Prior to serving as President and Chief Executive Officer, he served as Chief Operating Officer from 2004 to 2006 and as Chief Financial Officer from 1988 to 2002.  Prior to that, he served Anchor Bank and its predecessor, Aberdeen Federal Savings and Loan Association, in a variety of capacities since 1976.  Prior to that time, Mr. Shaw piloted C-130 aircraft for the U.S.

Air Force, including combat missions during the Vietnam War.  Having performed or directly supervised virtually every position at Anchor Bank, he has extensive knowledge of our operations.  He is a distinguished graduate of the School for Executive Development of the U.S. League of Savings Institution at the University of Washington.  He has also attended asset-liability management training, directors’ colleges, and other banking-related training.  He is active in the Thurston County Chamber of Commerce and American Bankers Association, and is a board member of the Washington Financial League.  Mr. Shaw is a member of the Aberdeen Rotary Club and the Aberdeen Lions Club, and volunteers for Habitat for Humanity.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Board of Directors of Anchor Bancorp and Anchor Bank meet monthly plus strategic planning meetings once or twice per year.  During the year ended June 30, 2011, the Board of Directors of Anchor Bancorp held three regular meetings and one special meeting and the Board of Directors of Anchor Bank held 12 regular meetings and nine special meetings.  No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he or she served during this period.  Anchor Bancorp and Anchor Bank currently have standing Executive, Audit, Executive Loan, Senior Loan, Compensation and Nominating Committees.

Committees and Committee Charters

The Board of Directors of Anchor Bancorp has standing Audit, Compensation, Nominating and Corporate Governance, and Executive committees.  The Board has adopted written charters for the Audit, Compensation, and Nominating and Corporate Governance committees, copies of which are available on our website at www.anchornetbank.com.

Audit Committee.  The Audit Committee consists of Directors Kay (Chairman), Morrisette and Ruecker.  The Audit Committee meets quarterly and on an as needed basis.  The Audit Committee oversees the design and operation of Anchor Bank’s internal controls for safeguarding its assets and ensuring the quality and integrity of financial reporting.  The committee hires the independent auditor and reviews the audit report prepared by the independent auditor.  The Audit Committee met four times during the year ended June 30, 2011.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on Nasdaq.  In addition, the Board of Directors has determined that Mr. Kay meets the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee. The Compensation Committee consists of Directors Ruecker (Chairman), Kay, Boora, Donovan, Foster and Morrisette.  This committee meets on an as needed basis, and provides general oversight regarding the personnel, compensation and benefits matters of Anchor Bank.  The Compensation Committee is responsible for evaluating the performance of our Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other senior officers and makes recommendations to the Committee regarding compensation levels. The Compensation Committee met once during the year ended June 30, 2011.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee has a rotating membership, currently consisting of Directors Kay (Chairman), Donovan and Foster.  The committee is responsible for the annual selection of nominees for election as directors, assessment of Board and committee membership needs, and implementation of corporate governance policies and processes.  The committee meets at least twice a year.  Each member of the committee is “independent,” in accordance with the requirements for companies quoted on Nasdaq.  This committee met twice during the year ended June 30, 2011.

Only those nominations made by the Nominating and Corporate Governance Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Anchor Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  The Committee does not take diversity into account when searching for director candidates but believes its selection process provides for diverse viewpoints.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating and Corporate Governance Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this proxy statement.

Executive Committee. The Executive Committee consists of Directors Shaw, Foster, Kay and Ruecker (Chairman).  The committee meets on an as needed basis to discuss items of concern to Anchor Bank.  The flexible meeting schedule allows for advance discussion of items appearing on the Board agenda and review of issues of concern that arise in between scheduled Board meetings.  The Executive Committee met once during the year ended June 30, 2011.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  As part of our conversion from mutual to stock form, the Board of Directors has adopted our Corporate Governance Policy.  The policy covers the following:

•	the duties and responsibilities of each director;
•	the composition, responsibilities and operation of the Board of Directors;
•	the establishment and operation of Board committees;
•	succession planning;
•	convening executive sessions of independent directors;
•	the Board’s interaction with management and third parties; and
•	Board and Chief Executive Officer performance evaluations.

These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our eight directors are independent, as defined by Nasdaq.  Directors James A. Boora, William K. Foster, Dennis C. Morrisette, Robert D. Ruecker, Douglas A. Kay and George W. Donovan are all independent.  Only Jerald L. Shaw, who is our President and Chief Executive Officer, and Terri L. Degner, who is our Chief Financial Officer, are not independent.

Code of Business Conduct and Ethics.  On January 18, 2011, the Board of Directors adopted our Code of Business Conduct and Ethics, which applies to all employees and directors and is designed to deter wrongdoing and to promote honest and ethical conduct in every respect.  The Code addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  A copy of the Code of Business Conduct and Ethics is available on our website at www.anchornetbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, Anchor Bancorp, 601 Woodland Square Loop SE, Lacey, Washington 98503.  Shareholders should indicate clearly the director or director(s) to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors.  Anchor Bancorp encourages, but does not require, its directors to attend the annual meeting of shareholders.  It is expected that all members of the Board of Directors will attend our first annual meeting of shareholders.

Transactions with Related Persons.  Anchor Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  Loans and available lines of credit to all directors and executive officers and their associates totaled approximately $267,000 at June 30, 2011, which was less than one percent of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at June 30, 2011.  Total deposits of directors and executive officers were approximately $2.6 million at June 30, 2011.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that these decisions are based on considerations other than our best interests.  Therefore as a general matter and in accordance with our Code of Business Conduct and Ethics, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, our best interests.  Accordingly, the Code requires the Board of Directors or a committee of the Board to review and, if appropriate, to approve or ratify any such transaction if the amount involved exceeds $200,000.  If a Board member is a participant in the transaction, then that member is required to abstain from the discussion, approval or ratification process.  After its review, the Board or committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as determined in good faith.

Leadership Structure

The positions of President and Chairman of the Board were separated approximately ten years ago with the retirement of a former Chief Executive Officer who remained as Chairman.  We continue to believe that this structure provides appropriate division and oversight.  Industry events of the last 24 to 36 months demonstrate that this structure is most likely to prevent a strong Chief Executive Officer from leading the organization in inappropriate directions.  We believe it is one more method to create appropriate “checks and balances” in corporate governance.

Board Involvement in Risk Management Process

Risk management is the responsibility of management and risk oversight is the responsibility of the Board of Directors.  The Board administers its risk oversight function and also utilizes its committee structure, with each Board committee being responsible for overseeing risk within its area of responsibility.  Significant risk oversight matters considered by the committees are reported to and considered by the Board of Directors.  Some significant risk oversight matters are reported directly to the Board of Directors, including matters not falling within the area of responsibility of any committee.  Types of risk with the potential to adversely affect us include credit, interest rate, liquidity and compliance risks, as well as risks relating to our operations and reputation.

Directors keep themselves informed of the activities and condition of Anchor and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications.  Directors stay current on general industry trends and any statutory and regulatory developments pertinent to us by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education, including attendance at regulator sponsored “Director’s College” conventions, and other similar programs.  Anchor Bank maintains an array of education materials on-line at its BVS Performance Center.  Board members are provided access to all training and given specific in-person training on items such as Regulation O, Bank Secrecy Act, and other banking guidance and regulations.

The Board oversees the conduct of our business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;
•	establishing, with senior management, our long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;
•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies;
•	overseeing our business performance; and
•	ensuring that we help to meet our communities’ credit needs.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to our operations.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further our business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and our circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect us against external crimes and internal fraud and abuse.  Policies are reviewed on a regular basis typically annually or bi-annually and revisions approved by the Board.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting us.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and our unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.  The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Anchor.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors’ findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our non-employee directors for the year ended June 30, 2011.  Directors who are employees of Anchor Bank are not compensated for their services as directors; accordingly compensation information for Jerald L. Shaw, who is our President and Chief Executive Officer, and Terri L. Degner, who is our Executive Vice President and Chief Financial Officer, is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)	Total ($)

James A. Boora	18,620	--	102,019 (2)	120,639
George W. Donovan	18,620	--	--	18,620
Will Foster	17,920	--	--	17,920
Douglas A. Kay	22,180	--	--	22,180
Dennis C. Morrisette	18,960	--	--	18,960
Robert D. Ruecker	24,700	--	--	24,700
_______________
(1)
Represents aggregate change between June 30, 2010 and June 30, 2011 in the actuarial present value of the director’s accumulated benefit under the phantom stock plan, which is described below. With the exception of Mr. Boora (whose accumulated benefit was frozen when he retired), all Board members’ accumulated benefit reflected a decrease in value as follows: Mr. Donovan, $3,117; Mr. Foster, $5,250; Mr. Kay, $4,168; Mr. Morrisette, $5,494; and Mr. Ruecker, $6,136.

(2)	Consists of payments of $96,000 and medical, dental and vision benefits received pursuant to Mr. Boora’s retirement agreement (described below).

Non-employee directors of Anchor Bank receive a monthly retainer of $700, with the exception of the Chairman of the Board, who receives a monthly retainer of $1,120, and the Chairman of the Audit Committee, who receives a monthly retainer of $910.  Non-employee directors also receive a fee of $700 for each Board meeting attended.  Members of the Audit and Senior Loan committees receive a fee of $260 per committee meeting attended.

Anchor Bank maintains a deferred compensation plan for directors.  All Anchor Bank directors are eligible to participate and currently, all Anchor directors are also Anchor Bank directors.  Directors Kay and Morrisette participate in this plan.  The plan is an non-qualified, unfunded deferred compensation plan.  A director may participate by electing to defer, before the beginning of the year in which director services will be performed, all or a portion of the fees the director will be receiving in connection with those director services.  A director who may participate for the first time may make his deferral election during the first 30 days of when he is first allowed to participate.  A director’s deferral election will specify when the deferred fees will be paid and the form of payment, which may be either as a lump sum or in annual installments over a period of up to ten years.  If no election is made regarding the time or form of payment, then payment will commence when the director ceases to provide director services, in annual installments over a ten year period, or in the case of death or disability, in a lump sum.  The director may modify the payment time or form for that portion of his plan benefit that is attributable to pre-2005 services.   Payment also may be made upon the director’s disability, or upon an unforeseeable emergency, each as defined in the plan.  Deferred directors fees will be credited with an annual investment return at a rate specified by the Anchor Bank Board of Directors.

Anchor Bank maintains a phantom stock plan for the benefit of the directors and certain executive officers.  The plan is a non-qualified, unfunded deferred compensation plan.  Each director participates in the plan.  For more information regarding the phantom stock plan, see the discussion included in “– Non-Qualified Deferred Compensation” herein.

Anchor Bank entered into an agreement with James A. Boora in connection with his retirement as President and Chief Executive Officer in 2006.  The agreement was effective as of June 1, 2006 and terminated on June 30, 2011.

Pursuant to the agreement, Mr. Boora received a monthly fee of $8,000 as compensation for past services, as well as the medical, dental and vision benefits he would have received had he remained President and Chief Executive Officer.

EXECUTIVE COMPENSATION

Summary Compensation Table.  The following table shows information regarding compensation for our named executive officers: (1) Jerald L. Shaw, our Chief Executive Officer; (2) our two other most highly compensated executive officers, who are Terri L. Degner and Gregory H. Schultz.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)

Jerald L. Shaw	2011	260,000	--	(3)	19,149	279,149
President and Chief	2010	260,000	--	(3)	18,933	278,933
Executive Officer

Terri L. Degner	2011	150,000	--	(4)	8,836	158,836
Executive Vice President,	2010	150,000	--	(4)	9,069	159,069
Chief Financial Officer and Treasurer

Gregory H. Schultz	2011	110,000	--	--	3,019	113,019
Senior Vice President and	2010	110,000	12,000 (5)	--	3,214	125,214
Chief Lending Officer
_____________
(1)
Represents aggregate change during the fiscal year in the actuarial present value of the executive’s accumulated benefit under the phantom stock plan, which is described below. The only named executive officers who participate in this plan are Mr. Shaw and Ms. Degner.

(2)
For 2011, represents for Mr. Shaw, 401(k) match of $9,800, use of company car of $8,641 and life insurance premium of $708; for Ms. Degner, 401(k) match of $6,088, use of company car of $2,040 and life insurance premium of $708; and for Mr. Schultz, 401(k) match of $2,440 and life insurance premium of $579.

(3)	The value of Mr. Shaw’s aggregate benefit under the phantom stock plan decreased by $61,173 in 2011 and $65,783 in 2010.
(4)	The value of Ms. Degner’s aggregate benefit under the phantom stock plan decreased by $10,775 in 2011 and $8,071 in 2010.
(5)	One-time bonus.

Anchor Bank maintains a phantom stock plan for the benefit of certain directors and executive officers.  The plan is a non-qualified, unfunded deferred compensation plan.  The only named executive officers who participate in the plan are Jerald Shaw and Terri Degner.  The plan is unfunded, but Anchor Bank has purchased life insurance policies on Mr. Shaw and Ms. Degner that are intended to offset the costs associated with the plan during the life of the participant and provide a recovery of plan costs upon the participant’s death.  Anchor Bank is the sole owner of the insurance policies.  Awards under the plan are granted in the form of phantom stock shares.  A phantom stock share is a hypothetical share of stock determined by reference to the publicly traded value of a share of Anchor Bancorp common stock.  The initial value of a phantom stock award is the number of shares of phantom stock times the value of a share of phantom stock at the time the award is granted.  Each year thereafter, the value of the phantom stock award is redetermined to reflect the then-current value of Anchor Bancorp common stock.  In no year may the change in value of a phantom stock share be less than 90 percent, nor more than 125 percent, of the value of the phantom stock share in the previous year.  No changes in value are taken into account after the participant’s separation from service or retirement age, or after a change in control.  The value of a participant’s phantom stock benefit is based on the sum of the positive differences between the value of each share of phantom stock awarded to the participant (taking into account the valuation limitations described in the preceding two sentences) over the value of that phantom stock share as determined on the grant date.

A participant’s phantom stock plan benefit vests at a rate of 20 percent for each year of service, with full vesting occurring after five years of service.  Full vesting also occurs upon death or disability while actively employed, separation from service after attaining age 65, a change in control involving Anchor Bank prior to the participant’s separation from service, or other circumstances described in a participant’s award agreement.  In the case of phantom stock retirement awards, on the June 30th or December 31st following the participant’s retirement age, a monthly benefit will be paid based on the value of the participant’s vested phantom stock benefit.  Mr. Shaw’s and Ms. Degner’s agreements each specify a retirement age of 65, with the benefit to be paid over 180 months.  In the case of phantom stock option awards, the award will be paid in a cash lump sum upon the fifth anniversary of the award date, if elected by the participant at the time the award is granted and the participant has not previously separated from service, died or become disabled.  If the participant does not make this election, the participant’s phantom stock option award benefit will be paid in a cash lump sum upon the participant’s attaining his or her retirement age.  In either case with respect to a phantom stock option award, after the fifth anniversary of the award, adjustments in the value of the participant’s phantom stock benefit will cease to be determined by reference to the value of the phantom stock, and instead will be based on an interest factor.  A participant who dies prior to the commencement of benefits will receive a lump sum death benefit equal to the present value of his or her remaining phantom stock plan benefit.  The death benefit will not be paid under the plan, but instead under an insurance policy on the life of the participant.

Non-Qualified Deferred Compensation

The following information is presented with respect to plans that provide for the deferral of compensation on a basis that is not tax-qualified in which the named executive officers participated in the year ended June 30, 2010.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Contributions ($)	Aggregate Balance at Last FYE ($)

Jerald L. Shaw	--	--	(1)	3,408 (2)	384,564
Terri L. Degner	--	--	(3)	--	48,532
Gregory A. Schultz	--	--	--	--	--
_____________
(1)	The value of Mr. Shaw’s aggregate benefit under the phantom stock plan decreased by $61,173.
(2)	Mr. Shaw turned 65 and began receiving benefits at June 30, 2011.
(3)	The value of Ms. Degner’s aggregate benefit under the phantom stock plan decreased by $10,775.

Potential Payments Upon Termination or Change in Control

The phantom stock plan provides for potential payments upon a participant’s retirement or death, as well as upon a change in control.  The following table shows, as of June 30, 2011, the value of potential payments under these scenarios.

Name	Monthly Retirement ($)(1)	NPV Death ($)(2)	Change in Control ($)(3)

Jerald L. Shaw	3,408	384,564	710,810
Terri L. Degner	1,106	48,532	230,490
Gregory A. Schultz	--	--	--
_____________
(1)	The monthly benefit will be paid over 180 months.
(2)	A participant who dies prior to the commencement of benefits will receive a lump sum death benefit equal to the present value of his or her remaining phantom stock plan benefit.
(3)
In the event of a change in control, each participant employed by Anchor Bank immediately prior to the change in control will be 100 percent vested in his or her phantom stock benefit and will receive a lump sum equal to the value of his or her entire phantom stock benefit.

Mr. Shaw and Ms. Degner are the only named executive officers who participate in the phantom stock plan, which is described on pages 13-14.

Compensation Policies and Risk

The Compensation Committee believes that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Anchor Bancorp or Anchor Bank.  As a result of the economic environment and challenges we have faced, the Compensation Committee has limited the available benefits and believes the mix and design of the elements of our executive compensation does not encourage management to assume excessive risks.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directions and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit committee to the independent auditor, the internal audit department and management of Anchor Bancorp.

The Audit Committee of the Anchor Bancorp Board of Directors reports as follows with respect to Anchor Bancorp’s audited financial statements for the fiscal year ended June 30, 2011:

•	The Audit Committee has reviewed and discussed the 2011 audited financial statements with management;

•
The Audit Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor its independence from Anchor Bancorp; and

•
The Audit Committee has, based on its review and discussions with management of the 2011 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that Anchor Bancorp’s audited financial statements for the year ended June 30, 2011 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:

Douglas A. Kay (Chairman)
Dennis C. Morrisette
Robert D. Ruecker

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of Anchor Bancorp’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this proxy statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended June 30, 2011, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as Anchor Bancorp’s independent auditor for the year ending June 30, 2012 and that appointment is being submitted to shareholders for ratification. In the event the appointment is not ratified by shareholders, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered in connection with the auditor’s appointment for the year ending June 30, 2013.  Moss Adams LLP served as our independent accounting firm for the year ended June 30, 2011, and a representative of the firm is expected to attend the meeting, respond to appropriate questions and, if the representative desires, which is not now anticipated, make a statement.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Moss Adams LLP as our independent auditor.

The following table sets forth the aggregate fees billed to Anchor Bancorp and Anchor Bank by Moss Adams LLP for professional services rendered for the fiscal years ended June 30, 2011 and 2010.

	Year Ended
	June 30,
	2011	2010
Audit Fees	$116,300	$100,400
Audit-Related Fees	167,800	65,200
Tax Fees	30,400	34,900
Total	$314,500	$200,500

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Moss Adams LLP in the year ended June 30, 2011 were approved by the Audit Committee.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, Anchor Bancorp, 601 Woodland Square Loop SE, Lacey, Washington 98503.  The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting of shareholders must be received at the executive office at 601 Woodland Square Loop SE, Lacey, Washington 98503, no later than May 19, 2012.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by September 19, 2011.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business and residential addresses and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eileen Sterling

EILEEN STERLING
SECRETARY

Lacey, Washington
September 16, 2011

REVOCABLE PROXY
ANCHOR BANCORP

ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 19, 2011

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Anchor Bancorp with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Anchor Bancorp which the undersigned is entitled to vote at the first annual meeting of shareholders, to be held at the Lacey Community Center, located at 6729 Pacific Avenue SE, Lacey, Washington, on Wednesday, October 19, 2011, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

For a one-year term:
Douglas A. Kay
George W. Donovan
Terri L. Degner

For a two-year term:
James A. Boora
William K. Foster
Dennis C. Morrisette

For a three-year term:
Robert D. Ruecker
Jerald L. Shaw

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

____________________________________
____________________________________
		FOR	AGAINST	ABSTAIN

2.	The ratification of the appointment of Moss Adams LLP as the
	independent auditor for the year ending June 30, 2012.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the above proposals.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the propositions stated.  If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of Anchor Bancorp at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Anchor Bancorp prior to the execution of this proxy of the notice of annual meeting of shareholders, a proxy statement for the annual meeting of shareholders, and the 2011 Annual Report to Shareholders.

Dated: _________________________, 2011

____________________________________	____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

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SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.